Exhibit 10.9


                               DISCLOSURE SCHEDULE
                               -------------------


         This Disclosure Schedule, dated as of August 31, 2005 ( the "Schedule"), is made and given pursuant to Article III and Article IV of the Securities Purchase Agreement dated as of August 31, 2005 by and among Intraop Medical Corporation and the purchasers named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         Notwithstanding anything to the contrary contained in this Schedule or in the Agreement, the information and disclosures contained in each section of this Schedule (including any schedules attached to this Schedule) shall be deemed to be disclosed and incorporated by reference in each of the sections of this Schedule as though fully set forth in such other sections (whether or not specific cross-references are made) where it is reasonably apparent on the face of the disclosure (without regard to the contents of any document referred to in such disclosure and the contents of which are not expressly described or facts and circumstances not expressly described or implied in such disclosure) that it is applicable to such other sections, and shall be deemed to qualify and limit all representations, warranties and covenants of the Company contained in the Agreement.

Section 3.1(a)(b)

The Company's subsidiaries are:

     1. Intraop Medical Services, Inc., a Delaware corporation, a wholly owned subsidiary. The company is in good standing in Delaware, but is not in good standing in California due to failure to pay California franchise taxes. The Company is the sole stockholder.

     2. IMS Louisville, LLC a Delaware limited liability corporation, of which the Company is the sole member and manager. IMS Louisville is inactive in Delaware, pending dissolution.

Section 3.1(d)(ii)

Unless certain waivers or consents are given on or prior to the Closing Date, the execution, delivery, and performance of the Transaction Documents would conflict with or constitute a default under:

1. Loan Agreement and/or related agreements of March 22, 2004 between the Company, as successor to Intraop Medical, Inc., and Samir Financial, L.L.C., a Illinois limited liability company for $3,000,000.00 of outstanding principal (the "Samir Debt"). Interest on this note, at 21.00% per annum, has been prepaid through September 22, 2005.

2. Section 5(d) of the Note Purchase Agreement and/or related agreements dated March 1, 2002 between the Company, as successor to Intraop Medical, Inc., and various note holders totaling approximately $480,000.00 of outstanding principal plus accrued interest at 9.00% per annum accruing from April 1, 2005 (the "PN Debt").

Section 3.1(g)

1. The capitalization of the Company consists of 100,000,000 shares of authorized common stock, $0.001 par value, of which 17,733,028 shares are outstanding. Included in the outstanding shares are 2,400,000 shares related to the Samir Debt which will be cancelled upon repayment of that debt. No other class of stock is authorized or outstanding.

2. Holders of the PN Debt have the right to convert their notes to shares of the Company's common stock at any time and at their sole discretion at a conversion price of $1.25 per share. However, subject to the close, note holders of PN Debt shown on Exhibit 4.9(b) have agreed to convert their outstanding principal to Company common stock at $0.70 per share and their outstanding interest and the principal and interest of the remaining note holders shown on Schedule 4.9(f) will be repaid.

3. Holders of the certain promissory notes executed pursuant to its Convertible Promissory Note Program in the original principal amount of $1,370,192.04 plus accrued interest, at 8.00% per annum, of $105,433 as of July 31, 2005 (the "Bridge Debt"), which were due in full at March 31, 2005, but remain outstanding have the right to convert their notes to shares of the Company's common stock at any time and at their sole discretion at a conversion price of $1.50 per share. However, subject to the close, Bridge Debt note holders shown on Exhibit 4.9(d) have agreed to convert their outstanding principal and interest to shares of Company common stock at $0.70 per share while the notes of the remaining note holders shown on Exhibit 4.9(g) will be repaid.

4. The Company has outstanding options exercisable 1,127,500 for shares of the Company's common stock at prices ranging from $0.10 per share to $1.375 per share.

5. The Company has outstanding warrants exercisable for 1,448,174 shares of the Company's common stock at exercise prices ranging from $0.52 per share to $2.50 per share.

6. The Company received notices from shareholders representing all 97,000 shares of common stock who had previously voted against the Merger that they wished to redeem their shares in accordance with certain dissenter's rights provisions. The estimated redemption value is $121,250.

7. The Company is obligated to issue certain warrants Stonegate Securities, Inc., a Texas corporation ("Stonegate"), as described in Section 3.1(s) below.

Section 3.1(i)(ii)

On August 22, 2005 and August 26, 2005, the Company became obligated under notes in the principal amount of $187,500 from Donald A. Goer, its CEO and Chairman. The notes are unsecured and bear interest at 9% per annum and are to be repaid when the finances of the Company permit and have not been disclosed in filings with the SEC.

Section 3.1(j)

At June 30, 2005, the Company owed Siemens Medical Solutions, Oncology Care Systems Division, a division of Siemens Medical Solutions USA, Inc. (collectively "Siemens") $152,258 (after including interest) (the "Siemens Debt") due to the termination of the Company's Manufacturing and Distribution agreement with Siemens in October 2002. In December 2004, the Company and Siemens reached a settlement agreement whereby the Company signed an unsecured note in the amount of $171,185 in full satisfaction of all outstanding amounts due Siemens. The note was due in full on December 31, 2004. The Company did not make the payment due on December 31, 2004, but did, however, pay all accrued interest plus principal in the amount of $21,185 in May 2005.

On June 10, 2005, Siemens served the Company with a summons and complaint for $144,702.51 outstanding and due under such note plus costs incurred in connection with enforcing such note.

On July 5, 2005, the Company made principal payments aggregating $47,742, plus accrued interest. On July 14, 2005, Siemens and the Company reached a settlement with respect to the balance of approximately $102,258 owed by the Company to Siemens under the note. The parties agreed that the Company will repay such note in two installments, $50,000 by July 30, 2005 and the balance of the outstanding principal and accrued interest by August 31, 2005. In addition, the Company entered into a stipulation of entry of judgment for such amount plus costs and Siemens agreed to forbear enforcing such judgment so long as the Company makes the agreed payments. The Company did not make the required payment on July 31, 2005.

Section 3.1(l)

The Company is in payment default under (i) the Siemens Debt, (ii) the PN Debt and (iii) the Bridge Debt.

Section 3.1(n)

1. All of the assets of the Company are subject to a lien and security interest which secures the Samir Debt.

2. Pursuant to a Factoring Agreement dated February 24, 2005 ("Factoring Agreement") in the principal amount of $1,060,000, the Company has pledged its right, title and interest in its Mobetron S/N 13 and all contracts or proceeds related to the unit, including its contemplated contract for sale of the unit to the University of Heidleburg, to E.U. Capital Venture, Inc., a Nevada corporation ("EU Venture").

3. In October 2004, the Company entered into an inventory repurchase agreement with a EU Venture (the "First EU Repurchase Agreement"). Under the terms of the agreement, EU Venture placed an order for Mobetron S/N 15 (the "Financed
Mobetron") with CDS Engineering LLC ("CDS") and gave a deposit to CDS of $525,000 towards the purchase of that Mobetron. In January 2005, the Company entered into an inventory repurchase agreement with EU Venture (the "Second EU Repurchase Agreement"). Under the terms of the agreement, the EU Venture placed an order for Mobetron S/N 14 (the "Second Financed Mobetron") with CDS and gave a deposit to CDS of $540,000 towards the purchase of that Mobetron. In April 2005, the Company entered into an inventory repurchase agreement with EU Venture (the "Third EU Repurchase Agreement"). Under the terms of the agreement, the EU Venture placed an order for a Mobetron S/N 15 (the "Third Financed Mobetron") with the Company and gave a deposit to the Company of $562,000 towards the purchase of that Mobetron. The Financed Mobetron, the Second Financed Mobetron and the Third Financed Mobetron are subject to a lien by EU Venture.

4. On August 16, 2005, the Company entered in to an Inventory/Factoring Agreement with E.U.C. Holding and EU Venture (the "EU Line"). The Company anticipates that inventory and contracts currently financed under the Factoring Agreement, the First EU Repurchase Agreement, the Second EU Repurchase Agreement and the Third EU Repurchase Agreement will be refinanced under the EU Line and be subject to liens under EU Line.

Section 3.1(p)

The Company's directors and officer's insurance coverage in the amount of $3,000,000 is less than the anticipated Subscription Amount.

Section 3.1(q)

The Company has entered into certain loan agreements with its officers and directors as described in Section 3.1(i)(ii) above.

Section 3.1(r)

The Company is in material compliance with the disclosure controls and procedures provisions of the Sarbanes-Oxley Act of 2002. The internal accounting controls provisions of the Sarbanes-Oxley Act of 2002 are not yet applicable to the Company and the Company may not be in material with all of such provisions. However, the Company is working to insure that it is in compliance with such provisions when they become applicable to the Company.

Section 3.1(s)

The Company has entered into Placement Agency Agreement dated May 17, 2005 ("Agency Agreement") with Stonegate under which the consummation of the transactions contemplated by the Transaction Documents are subject to certain fees and other compensation being paid to Stonegate.

Specifically, Stonegate is entitled under the agreement to receive, at closing of the contemplated transactions:(i) proceeds equal 7% of the Subscription Amount (the "Fee Amount"), (ii) a number of warrants equal to the Fee Amount divided by initial Conversion Price and which warrant shall be substantially similar in the form of Exhibit 3.1(s) and (iii) reimbursement of reasonable out-of-pocket expenses of Stonegate up to an aggregate maximum of $20,000.

Section 3.1(v)

The Company has not granted registration rights to any parties other than those to be included on the Company's first registration as set forth on Schedule 6(b) to the Registration Rights Agreement.

Section 3.1(y)

The Company has disclosed to Stonegate, Bushido Capital Master Fund, L.P, Regenmacher Holdings, Ltd. and [Gamma] information that constitutes or might constitute material, nonpublic information pursuant to nondisclosure agreements executed by such Purchasers, including but not limited to, detailed sales and manufacturing projections and forecasts, detailed financial projections, lists of holders and their holdings of the Company's stock, warrants, options, and debt and accounts payable, and agreements pursuant to those holdings. Any such information that is or might constitute material nonpublic information about the Company will not be material or will be publicly available on or prior to such date that the Company files its Form 10-KSB for its fiscal year ending September 30, 2005.

Section 3.1(aa)

Except as disclosed in Section 3.1(h) above, the SEC Reports set forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

Section 3.1(ee)

The Company's certified public accountants at the time of the issuance of the 10-KSB for the year ended December 31, 2004 were Madsen and Associates CPA's, Inc. Subsequent to the Merger, the Company retained Stonefield Josephson, Inc., as its accountants.

Section 3.1(ff)

The Regenmacher Debenture and certain inventory financing will be senior to the Debentures upon liquidation or dissolution.

Section 3.1(gg)

As of June 30, 2005 the Company has outstanding invoice from DLA Piper Rudnick Gray Cary US LLP ("Gray Cary") totaling approximately $446,781 for legal services. The Company has asked Gray Cary to adjust its billings to the Company due to certain disagreements over the invoiced amounts.

Schedule 4.9

A.   The following  Indebtedness will remain outstanding following the close:
     1.   The Convertible Debenture.
     2.   The Senior Secured Debenture.
     3. To the extent not refinanced under the EU Line: the Factoring Agreement, the First EU Repurchase Agreement, the Second EU Repurchase Agreement and the Third EU Repurchase Agreement.
     4.   The EU Line.
     5.   Promissory notes shown on Exhibit 4.9(a) and Exhibit 4.9(j).

B. The following Indebtedness will convert to Company common stock at $0.70 per share contemporaneous with the close:
     1.   PN Debt principal shown on Exhibit 4.9(b).
     2. Bridge Debt principal and approximate interest shown on Exhibits 4.9(c) and 4.9(d).
     3.   Shareholders  advances  from  Robert  Minor  and  John  From  totaling
          $438,000.
     4. Promissory note principal and approximate interest shown on Exhibit 4.9(e).

C. The following Indebtedness will be repaid contemporaneous with or immediately following the close:
     1. Samir Debt principal of $2,500,000 including accrued interest and fees.
     2. PN Debt shown on Exhibit 4.9(f) and PN Debt approximate interest shown on Exhibit 4.9(b).
     3.   Bridge  Debt  principal  and  approximate  interest  shown on  Exhibit
          4.9(g).
     4. Promissory note principal and approximate interest shown on Exhibit 4.9(h). D. Samir Debt principal in the amount of $500,000 will be converted to Convertible Debentures contemporaneous with the close.

E. Indebtedness on Exhibit 4.9(i) and (j) will be repaid from the close of any subsequent funding.

G. The remainder of any proceeds may be used for any legitimate corporate purpose including the satisfaction of outstanding trade payables.

              Exhibit 4.9(a) -- Remain Outstanding Following Close
                    Individual Related Party Promissory Notes


                                                                                                  Interest Calculation Dates

                                                                                                     Calc Date         8/31/05
                                                                                                     Last Paid        12/31/01

                                                                                                     Int. Owed
Name                                          Amount      Int. Rate     Note Date  Deposit Date           From         Int Due
------------------------------------ ---------------- -------------- ------------- ------------- -------------- ---------------
Donald A. Goer                            642,754.60          9.00%       9/30/04       9/30/04        9/30/04       55,127.23
Mary Louise Meurk                         164,670.75          9.00%       9/30/04       9/30/04        9/30/04       14,123.34
Donald A. Goer                             25,000.00          9.00%        6/9/05        6/9/05         6/9/05          513.05
Donald A. Goer                             25,000.00          9.00%       7/22/05       7/22/05        7/22/05          246.58
Donald A. Goer                             60,000.00          9.00%        8/1/05        8/1/05         8/1/05          443.84

------------------------------------ ---------------- -------------- ------------- ------------- -------------- ---------------
Total                                     917,425.35                                                                 70,454.04
==================================== ================ ============== ============= ============= ============== ===============

             Exhibit 4.9(b) -- Principal Converting to Common Stock
                             PN Debt -- 3rd Parties

                                                                         Interest From           4/1/05
                                                                         Interest Thru          8/31/05

                                                             Note/Repay        Interest

Investor                            Amount        Rate             Date         Through            Days     Interest Due
--------------------------- --------------- ----------- ---------------- --------------- --------------- ----------------
Robert Sharpe                    15,000.00       9.00%           3/1/02         8/31/05             153           565.89
Morton Goulder                   50,000.00       9.00%           3/6/02         8/31/05             153         1,886.30
Allan Martin                     70,000.00       9.00%          3/28/02         8/31/05             153         2,640.82
Richard Ference                  50,000.00       9.00%          5/30/02         8/31/05             153         1,886.30
Peter Carriero                   50,000.00       9.00%          9/11/02         8/31/05             153         1,886.30
George Chung                     50,000.00       9.00%         12/19/02         8/31/05             153         1,886.30
C. Ted Wolf                      50,000.00       9.00%           9/1/03         8/31/05             153         1,886.30

--------------------------- --------------- ----------- ---------------- --------------- --------------- ----------------
Total                           335,000.00                                                                     12,638.22
=========================== =============== =========== ================ =============== =============== ================

       Exhibit 4.9(c) -- Principal and Interest Converting to Common Stock
                          Bridge Notes -- Related Party


                                                                                            From                      1/1/03
                                                                                            Through                  8/31/05

                                                                         Invest/Repay
Investor                  Amount       Rate         Note Date                    Date            Days           Interest Due
--------------------------------- ---------- ----------------- ----------------------- --------------- ----------------------
Donald Goer            25,000.00      8.00%           1/12/04                 1/12/04             598               3,276.71
Donald Goer            75,000.00      8.00%           1/19/05                 1/19/05             225               3,698.63

--------------------------------- ---------- ----------------- ----------------------- --------------- ----------------------
Total                 100,000.00                                                                                    6,975.34
================================= ========== ================= ======================= =============== ======================

       Exhibit 4.9(d) -- Principal and Interest Converting to Common Stock
                            Bridge Notes -- 3rd Party


                                                                                                 From                   1/1/03
                                                                                                 Through               8/31/05

                                                                                   Invest/Repay
Investor                                     Amount       Rate     Note Date               Date         Days      Interest Due
---------------------------------- ----------------- ---------- ------------- ------------------ ------------ -----------------
Ronald W. Minor                          251,250.00      8.00%      10/21/03           10/21/03          681         37,501.64
Elva L. Rust TR                            5,000.00      8.00%       1/21/04            1/22/04          588            644.38
S. Mitchell Harmon                        25,000.00      8.00%       2/10/04            2/10/04          569          3,117.81
Fredrick Naftolin                         25,000.00      8.00%       2/12/04            2/12/04          567          3,106.85
Barbara Bodine                            10,000.00      8.00%        3/5/04             3/5/04          545          1,194.52
Chiyoda Technol                           91,530.00      8.00%       4/15/04            4/15/04          504         10,110.93
Huub van Roosmalen                        20,000.00      8.00%       4/20/04            4/20/04          499          2,187.40
Schonberg Research Corporation            63,918.33      8.00%       5/31/04            5/31/04          458          6,416.35
Edward S. Sternick                        99,156.21      8.00%        6/9/04             6/9/04          449          9,758.06
KAS Associates                            15,000.00      8.00%       10/1/04            10/1/04          335          1,101.37
Ronald W. Minor                          282,500.00      8.00%      12/28/04           12/28/04          247         15,293.70
Freidrichs                                 1,837.50      8.00%       1/22/05            1/22/05          222             89.41
Eugene Lin                                25,000.00      8.00%       2/10/05            2/10/05          203          1,112.33
Schonberg Research Corporation            90,000.00      8.00%       2/10/05            2/10/05          203          4,004.38
Schonberg Family Trust                    25,000.00      8.00%       2/22/05            2/22/05          191          1,046.58
Richard Supan IRA                         25,000.00      8.00%        3/8/05             3/8/05          177            969.86
Ronald W. Minor                          100,000.00      8.00%       3/10/05            3/10/05          175          3,835.62
Richard Ference                           30,000.00      8.00%       3/10/05            3/10/05          175          1,150.68
Jay Bhatt Trust                           25,000.00      8.00%       3/24/05            3/24/05          161            882.19

---------------------------------- ----------------- ---------- ------------- ------------------ ------------ -----------------
Total                                  1,210,192.04                                                                 103,524.06
================================== ================= ========== ============= ================== ============ =================

       Exhibit 4.9(e) -- Principal and Interest Converting to Common Stock
                     Individual Third Party Promissory Notes


                                                                                     Interest Calculation     Dates
                                                                                         Calc Date             8/31/05
                                                                                         Last Paid             12/31/01

                                                                                                     Int. Owed
Name                                          Amount      Int. Rate     Note Date  Deposit Date           From         Int Due
------------------------------------ ---------------- -------------- ------------- ------------- -------------- ---------------
Schonberg Family Trust                     41,270.25          9.00%       8/16/05       8/16/05        8/16/05          152.64

------------------------------------ ---------------- -------------- ------------- ------------- -------------- ---------------
Total                                      41,270.25                                                                    152.64
==================================== ================ ============== ============= ============= ============== ===============

                      Exhibit 4.9(f) -- Repay from Proceeds
                             PN Debt -- 3rd Parties


                                                                Interest From          4/1/05
                                                                Interest Thru         8/31/05

                                                    Note/Repay       Interest

Investor                  Amount      Rate                Date        Through            Days     Interest Due
----------------- --------------- --------- ------------------- -------------- --------------- ----------------
Robert Sharpe          15,000.00     9.00%              3/1/02        8/31/05             153           565.89
James Lynch            50,000.00     9.00%             3/28/02        8/31/05             153         1,886.30
Marie Carriero         80,000.00     9.00%             5/23/03        8/31/05             153         3,018.08

----------------- --------------- --------- ------------------- -------------- --------------- ----------------
Total                 145,000.00                                                                      5,470.27
================= =============== ========= =================== ============== =============== ================

                      Exhibit 4.9(g) -- Repay from Proceeds
                            Bridge Notes -- 3rd Party


                                                                                             From                       1/1/03
                                                                                             Through                   8/31/05

                                                                               Invest/Repay

Investor                             Amount      Rate        Note Date                 Date           Days        Interest Due
---------------------------- --------------- --------- ---------------- -------------------- -------------- -------------------
C&C Nuclear Systems               10,000.00     8.00%         4/28//04              4/28/04            491            1,076.16
Carl Hsu                          50,000.00     8.00%         11/16/04             11/16/04            289            3,167.12

---------------------------- --------------- --------- ---------------- -------------------- -------------- -------------------
Total                             60,000.00                                                                           4,243.29
============================ =============== ========= ================ ==================== ============== ===================

                      Exhibit 4.9(h) -- Repay from Proceeds
                    Individual Related Party Promissory Notes


                                                                                            Interest Calculation Dates
                                                                                            Calc Date         8/31/05
                                                                                            Last Paid        12/31/01

                                                                                            Int. Owed
Name                                 Amount      Int. Rate     Note Date  Deposit Date           From         Int Due
--------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Donald A. Goer                   160,000.00          9.00%       8/22/05       8/22/05        8/22/05          355.07
Donald A. Goer                    27,500.00          9.00%       8/26/05       8/26/05        8/26/05           33.90

--------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Total                            187,500.00                                                                    388.97
=========================== ================ ============== ============= ============= ============== ===============

                  Exhibit 4.9(i) -- Repay from Subsequent Close
                     Individual Third Party Promissory Notes


                                                                                           Interest Calculation Dates
                                                                                              Calc Date         8/31/05
                                                                                              Last Paid        12/31/01

                                                                                              Int. Owed
Name                                   Amount      Int. Rate     Note Date  Deposit Date           From         Int Due
----------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Jerome Vaeth                        50,000.00          9.00%       9/30/95       9/30/95       12/31/01       19,471.04

----------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Total                               50,000.00                                                                 19,471.04
============================= ================ ============== ============= ============= ============== ===============

                  Exhibit 4.9(j) -- Repay from Subsequent Close
                    Individual Related Party Promissory Notes


                                                                                        Interest Calculation Dates
                                                                                           Calc Date         8/31/05
                                                                                           Last Paid        12/31/01

                                                                                           Int. Owed
Name                                Amount      Int. Rate     Note Date  Deposit Date           From         Int Due
-------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Donald A. Goer                   70,000.00          9.00%       5/31/05       5/31/05        5/31/05        1,599.79
Donald A. Goer                   30,000.00          9.00%       6/30/05       6/30/05        6/30/05          460.32
Mary Louise Meurk                10,000.00          9.00%       7/21/05       7/21/05        7/21/05          101.10
John Matheu                       5,000.00          9.00%       7/28/05       7/28/05        7/28/05           41.92
Ted Phillips                      5,000.00          9.00%        8/1/05        8/1/05         8/1/05           36.99

-------------------------- ---------------- -------------- ------------- ------------- -------------- ---------------
Total                           120,000.00                                                                  2,240.10
========================== ================ ============== ============= ============= ============== ===============

                 SCHEDULE 6(b) to REGISTRATION RIGHTS AGREEMENT


         This Schedule 6(b), dated as of August 31, 2005 ( the "Schedule"), is made and given pursuant to Article 6(b) of the Registration Rights Agreement dated as of August 31, 2005 by and among Intraop Medical Corporation and the purchasers named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         The Company Initial Registration will include:

1. All of the Company's outstanding common stock except 445,000 shares issued to Summit Financial Partners, L.L.C or its employees or affiliates pursuant to the close of the Company's merger on March 9, 2005.

2. Shares of Mr. John From to the extent of his conversion of a prior investment of $416,000 into the Company's common stock at $0.70 per share.

3. Shares of Mr. Robert Minor to the extent of his conversion of a prior investment of $22,000 into the Company's common stock at $0.70 per share.

4. PN Debt holders shown on Exhibit 4.9(b) to the Purchase Agreement to the extent of their conversion into common stock.

5. Bridge Debt holders shown on Exhibit 4.9(c) and 4.9(d) to the Purchase Agreement to the extent of their conversion into common stock.

6. Promissory note holders shown on Exhibit 4.9(e) to the Purchase Agreement to the extent of their conversion into common stock.

7. Holders of outstanding warrants exercisable for 1,448,174 shares of the Company's common stock.

8. Holders of outstanding options exercisable 1,127,500 for shares of the Company's common stock.

9. Samir Financial, L.L.C., a Illinois limited liability company, for up to 2,400,000 shares of the Company's common stock to the extent these shares are not cancelled as part of the close.

10. Stonegate Securities, Inc., a Texas corporation ("Stonegate") as the holder of warrants for shares of the Company's common stock granted in relation to a Placement Agreement between Stonegate and the Company dated May 17, 2005.

11. The Company has received lock-up agreements pursuant to Section 2.3(b)(v) of the Securities Purchase Agreement from the parties shown on Exhibit A.

                           EXHIBIT A TO SCHEDULE 6(b)


WR Hambrecht + Company
Donald A. Goer
Hans Morkner
Richard Supan (due prior to second close)
Russell G. Schonberg
Schonberg Research Corporation
Mary Louise Meurk Pollaczek
Ronald Haynes
Wayne Gianotti
Carl Outzen
Cinnabar Investments
Ronald Minor
John From
Richard From

                               DISCLOSURE SCHEDULE
                               -------------------


         This Disclosure Schedule, dated as of August 31, 2005 ( the "Schedule"), is made and given pursuant to Article III of the Subsidiary Guarantee dated as of August 31, 2005 by and among the Guarantors and the Purchasers named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         Notwithstanding anything to the contrary contained in this Schedule or in the Agreement, the information and disclosures contained in each section of this Schedule (including any schedules attached to this Schedule) shall be deemed to be disclosed and incorporated by reference in each of the sections of this Schedule as though fully set forth in such other sections (whether or not specific cross-references are made) where it is reasonably apparent on the face of the disclosure (without regard to the contents of any document referred to in such disclosure and the contents of which are not expressly described or facts and circumstances not expressly described or implied in such disclosure) that it is applicable to such other sections, and shall be deemed to qualify and limit all representations, warranties and covenants of the Company contained in the Agreement.

Section 3(a)

1. Intraop Medical Services, Inc., a Delaware corporation, is in good standing in Delaware, but is not in good standing in California due to failure to pay California franchise taxes. The Company is the sole stockholder.

2. IMS Louisville, LLC a Delaware limited liability corporation, is inactive in Delaware, pending dissolution.

Section 3(c)

Unless certain waivers or consents are given on or prior to the Closing Date, the execution, delivery, and performance of the Transaction Documents would conflict with or constitute a default under certain agreements described in the
Section 3.1(d)(ii) of the Disclosure Schedule to the Securities Purchase Agreement.

Section 3(d)

The Company is in payment  default  under  certain  agreements  described in the
Section 3.1(l) of the Disclosure Schedule to the Securities Purchase Agreement.

                               DISCLOSURE SCHEDULE


         This Schedule, dated as of August 31, 2005 ( the "Schedule"), is made and given pursuant to Article 3 of the Security Agreement dated as of August 31, 2005 by and among Intraop Medical Corporation and all of the Subsidiaries of the Company and the Secured Parties named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         Notwithstanding anything to the contrary contained in this Schedule or in the Agreement, the information and disclosures contained in each section of this Schedule (including any schedules attached to this Schedule) shall be deemed to be disclosed and incorporated by reference in each of the sections of this Schedule as though fully set forth in such other sections (whether or not specific cross-references are made) where it is reasonably apparent on the face of the disclosure (without regard to the contents of any document referred to in such disclosure and the contents of which are not expressly described or facts and circumstances not expressly described or implied in such disclosure) that it is applicable to such other sections, and shall be deemed to qualify and limit all representations, warranties and covenants of the Company contained in the Agreement.

Section 4(h)(ii)

Unless certain waivers or consents are given on or prior to the Closing Date, the execution, delivery, and performance of the Transaction Documents would conflict with or constitute a default under certain agreements described in the
Section 3.1(d)(ii) of the Disclosure Schedule to the Securities Purchase Agreement.

Section 4(u)

3. Intraop Medical Services, Inc., a Delaware corporation, is in good standing in Delaware, but is not in good standing in California due to failure to pay California franchise taxes. The Company is the sole stockholder.

4. IMS Louisville, LLC a Delaware limited liability corporation, is inactive in Delaware, pending dissolution.

Section 4(x)

The Company is negotiating a lease for relocation of its chief executive offices, expected to occur within the next 30 day to: 570 Del Rey Avenue, Sunnyvale CA 94085

                                   SCHEDULE A

The books of account and records of the Company are or may be kept at the following locations:

Intraop Medical Corporation
3170 De La Cruz Blvd. Suite 108
Santa Clara CA 95054

Intraop Medical Corporation
570 Del Rey Avenue
Sunnyvale CA 94085

Corovan
2311 Kruse Drive
San Jose CA 95131

Collateral is or may be stored at the following locations:

Primary Locations                               Sales or Service Offices

Intraop Medical Corporation                     Chapple Musselwhite
3170 De La Cruz Blvd. Suite 108                 Intraop Medical Corporation.
Santa Clara CA 95054                            919 Curtis Drive
                                                Arlington, TX 76012
Intraop Medical Corporation
570 Del Rey Avenue                              Peter Yu
Sunnyvale CA 94085                              Intraop Medical Corporation.
                                                5235 Ruette De Mar
Intraop Medical Corporation                     San Diego CA 92103
27206 Calaroga Avenue, Suite116
Hayward CA 94545                                Michael Ancell
                                                Intraop Medical Corporation.
CDS Engineering LLC                             248 Secret Way
4415 Technology Drive                           Casselberry FL 32707
Fremont CA 94538

Accuray Incorporated
1383 Shorebird Way
Mountain View CA 94043

Corovan
2311 Kruse Drive
San Jose CA 95131

                                   SCHEDULE B


The assets of the Company are subject to a liens and security interests which are further described in Section 3.1(n) to the Disclosure Schedule to the Securities Purchase Agreement.

                                   SCHEDULE E



Intraop Medical Corporation was organized under the laws of the State of Nevada on November 5, 1999 under the name DigitalPreviews.com. On January 21, 2004, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to change the name of the Company from DigitalPreviews.com, Inc. to Intraop Medical Corporation.

On February 24, 2004,  the Company  signed a  definitive  agreement  and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target would be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company would issue one share of its common stock in exchange for each share of the Target outstanding shares of common and preferred stock on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities were to be assumed by the Company.

The Board of Director's of the Company approved the merger on February 24, 2004, the Target's Board of Directors approved the merger on February 12, 2004. In addition, the merger was approved by the Company's majority stockholder on September 3, 2004, and by the Target's stockholders on July 13, 2004. The merger was consummated on March 9, 2005 as considerations for the merger were exchanged.

                                   SCHEDULE G



                            Intentionally left blank.

                                   SCHEDULE F


The Company has the following registered the following trademarks with the United States Patent and Trademark Office:

Trademark               Registration Date          U.S. Reg. Number
------------------------------------------------------------------------------
Mobetron                Feb. 27, 2001              2,432,157
Intraop Medical         Jan. 1, 2002               2,526,210

The Company is the registered owner of the domain name "intraopmedical.com".

                        Schedule continued on next page.

The Company maintains the following patent portfolio:

Docket No.       Country             Patent No.    Serial No.
---------------- ------------------- ------------- ---------------------------
OP 105           U.S.                5,321,271     08/040115

                 PCT filed
                 nationals                         PCT/US94/02144
                 Europe              700578        94911427.6
                 Grt Brit            700578        same
                 France              700578        same
                 Germany             700578        same
                 Italy               700578        same
                 Russia              2142827       PCT/US94/02144
                 Japan               2,588,480     Heisei 6 (1994)-522065

---------------- ------------------- ------------- ---------------------------
OP 124 (cont.    U.S.                5,418,372     08/258,569
of Op 105)

---------------- ------------------- ------------- ---------------------------
OP 135           U.S.                5,661,377     08/390,122

                 Europe              811307         96906476.5
                 Grt Britain         811307         same
                 France              811307         same
                 Germany             811307         same

                 Japan                              Heisei8(1996)-525153

                 Russia              2163060        9711557

---------------- ------------------- ------------- ---------------------------
OP 146           U.S.                6,078,036     08/942334

                 PCT                               PCT/US99/09364
                 EU                                999201676

                 Japan                             2000-546663
                 Russia              2230492       2000/27708

================ =================== ============= ===========================




Issue Date    Title of the Patent or Application                      Inventor
------------- ------------------------------------------------------- ----------
6/14/94       Intraoperative Electron Beam Therapy System & Facility  Schonberg



10/17/01      same                                                    same
same          same                                                    same
same          same                                                    same
same          same                                                    same
same          same                                                    same
1999          same                                                    same
7/25/97       same                                                    same

------------- ------------------------------------------------------- ----------
5/23/95       Intraoperative Electron Beam Therapy System & Facility  Schonberg


------------- ------------------------------------------------------- ----------
8/26/97       Microwave Power Control Apparatus For Linear            Mishlin

2005          same                                                    same
same          same                                                    same
same          same                                                    same
same          same                                                    same

              same                                                    same

2/10/05       same                                                    same

------------- ------------------------------------------------------- ----------
6/20/00       Laser Soft Docking System for Medical Treatment System  Cook


              same                                                    same

              same                                                    same
6/20/04       same                                                    same

============= ======================================================= ==========